UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2006

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o RAIT Partnership, L.P., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 861-7900

RAIT Investment Trust

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported by RAIT Financial Trust (“RAIT”), in its Current Report on Form 8-K dated December 11, 2006 that was filed with the Securities and Exchange Commission on December 15, 2006 (the “Initial Form 8-K”), on December 11, 2006, Taberna Realty Finance Trust (“Taberna”) merged (the “Merger”) with RT Sub Inc. (“RT Sub”), a newly formed subsidiary of RAIT, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of June 8, 2006 among RAIT, Taberna and RT Sub and Taberna became a subsidiary of RAIT.

This Current Report on Form 8-K/A is being filed as an amendment to the Initial Form 8-K to provide the financial statements and pro forma financial information that were excluded from the Initial Form 8-K as permitted by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

(i) Unaudited consolidated financial statements of Taberna Realty Finance Trust as of September 30, 2006 and for the three and nine months then ended are filed as Exhibit 99.3 to this Current Report on Form 8-K.

(ii) Audited consolidated financial statements of Taberna Realty Finance Trust as of December 31, 2005 and for the period from April 28, 2005 through December 31, 2005 and for the period from March 3, 2005 through April 27, 2005 (Predecessor) are filed as Exhibit 99.4 to this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information as of September 30, 2006 and for the nine months ended September 30, 2006 and for the year ended December 31, 2005 of RAIT and Taberna is filed as Exhibit 99.2 to this Current Report on

Form 8-K/A.

(c)	Shell company transactions

Not applicable.

(d)	Exhibits

Exhibit No.	Title
23.1	Consent of Ernst & Young LLP.

99.1	Taberna Management’s Discussion and Analysis of Financial Conditions and Results of Operations.

99.2	Pro Forma Financial Statements of RAIT Financial Trust and Taberna Realty Finance Trust.

99.3	Taberna Realty Finance Trust Consolidated Financial Statements (Unaudited) as of September 30, 2006 and for three and nine months then ended.

99.4	Taberna Realty Finance Trust Consolidated Financial Statements as of December 31, 2005 and for the period from April 28, 2005 through December 31, 2005 and for the period from March 3, 2005 through April 27, 2005 (predecessor period).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

Date: January 3, 2007	By:	/s/ Jack E. Salmon
	Name:	Jack E. Salmon
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Title
23.1	Consent of Ernst & Young LLP.

99.1	Taberna Management’s Discussion and Analysis of Financial Conditions and Results of Operations.

99.2	Pro Forma Financial Statements of RAIT Financial Trust and Taberna Realty Finance Trust.

99.3	Taberna Realty Finance Trust Consolidated Financial Statements (Unaudited) as of September 30, 2006 and for three and nine months then ended.

99.4	Taberna Realty Finance Trust Consolidated Financial Statements as of December 31, 2005 and for the period from April 28, 2005 through December 31, 2005 and for the period from March 3, 2005 through April 27, 2005 (predecessor period).